UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 4, 2010

PMC-Sierra, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19084	94-2925073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3975 Freedom Circle

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 239-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 4, 2010, the Board of Directors of PMC-Sierra, Inc. (the “Company”) amended the Company’s Bylaws to, among other things:

•

Amend Section 3.2 to set a range for the number of directors at no less than five and no more than ten, with the exact number to be determined from time to time by resolution of the Board of Directors; and

•	Provide that Section 3.2 of the Bylaws may only be amended by an amendment duly adopted by the Company’s stockholders.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMC-Sierra, Inc.

By:	/S/ MICHAEL W. ZELLNER
Michael W. Zellner
Vice President
Chief Financial Officer

Date: February 8, 2010

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws